SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2004

CAPITAL AUTOMOTIVE REIT

(Exact name of registrant as specified in its charter)

Maryland	000-23733	54-1870224
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

8270 Greensboro Drive, Suite 950
McLean, Virginia 22102
(703) 288-3075
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

     The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-106445) of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description
1.1	Underwriting Agreement dated as of March 18, 2004, among Capital Automotive REIT (the “Company”), Capital Automotive L.P. and A.G. Edwards & Sons, Inc., as representative of the several underwriters named therein (filed herewith)

4.1	Form of Indenture, dated as of April 15, 2004, between the Company and Wells Fargo Bank, National Association (filed as Exhibit 1 to the Company’s Registration Statement on Form 8-A dated March 19, 2004, and incorporated herein by reference)

4.2	Form of First Supplemental Trust Indenture, dated as of April 15, 2004, between the Company and Wells Fargo Bank, National Association (filed as Exhibit 2 to the Company’s Registration Statement on Form 8-A dated March 19, 2004, and incorporated herein by reference)

4.3	Form of 6.75% Note due 2019 (filed as Exhibit 3 to the Company’s Registration Statement on Form 8-A dated March 19, 2004, and incorporated herein by reference)

5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

12.1	Statement regarding computation of ratios of earnings to fixed charges (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

25.1	Statement of Eligibility of Trustee (filed herewith)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTOMOTIVE REIT

	By:	/s/ Thomas D. Eckert

	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer
Dated: March 19, 2004

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of March 18, 2004, among Capital Automotive REIT (the “Company”), Capital Automotive L.P. and A.G. Edwards & Sons, Inc., as representative of the several underwriters named therein (filed herewith)

4.1	Form of Indenture, dated as of April 15, 2004, between the Company and Wells Fargo Bank, National Association (filed as Exhibit 1 to the Company’s Registration Statement on Form 8-A dated March 19, 2004, and incorporated herein by reference)

4.2	Form of First Supplemental Trust Indenture, dated as of April 15, 2004, between the Company and Wells Fargo Bank, National Association (filed as Exhibit 2 to the Company’s Registration Statement on Form 8-A dated March 19, 2004, and incorporated herein by reference)

4.3	Form of 6.75% Note due 2019 (filed as Exhibit 3 to the Company’s Registration Statement on Form 8-A dated March 19, 2004, and incorporated herein by reference)

5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

12.1	Statement regarding computation of ratios of earnings to fixed charges (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

25.1	Statement of Eligibility of Trustee (filed herewith)